Independent Auditor's Report to the Members of

Oxford City Football Club (Trading) Limited

We have audited the financial statements of Oxford City Football Club (Trading) Limited for the year ended 31 May 2011, set out on pages 7 to 12. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (Effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As explained more fully in the Statement of Directors' Responsibilities (set out on page 4), the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s (APB’s) Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Directors' Report to identify material inconsistencies with the audited financial statements. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion on the financial statements

In our opinion the financial statements:

• give a true and fair view of the state of the company's affairs as at 31 May 2011 and of its profit for the year then ended;

• have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to smaller entities; and

• have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006

In our opinion the information given in the Directors' Report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

• adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

• the financial statements are not in agreement with the accounting records and returns; or

• certain disclosures of directors’ remuneration specified by law are not made; or

• we have not received all the information and explanations we require for our audit; or

• the directors were not entitled to prepare the financial statements and the Directors' Report in accordance with the small companies regime.

......................................

Graham Cole BA FCA (Senior Statutory Auditor)

For and on behalf of Wenn Townsend, Statutory Auditor

30 St Giles

Oxford

OX1 3LE

28 March 2012

1

Oxford City Football Club (Trading) Limited

Profit and Loss Account for the Year Ended 31 May 2011

		2011	2010
	Note	£	£
Turnover		194,235	254,175
Cost of sales		(54,865)	(71,013)
Gross profit		139,370	183,162
Administrative expenses		(210,468)	(248,675)
Other operating income		75,000	50,000
Operating profit/(loss)	2	3,902	(15,513)
Other interest receivable and similar income		1	—
Interest payable and similar charges		(2,199)	(296)
Profit/(loss) on ordinary activities before taxation		1,704	(15,809)
Profit/(loss) for the financial year	8	1,704	(15,809)

The notes form an integral part of these financial statements.

2

Oxford City Football Club (Trading) Limited

(Registration number: 03127905)

Balance Sheet at 31 May 2011

	Note	2011	2010
		£	£
Fixed assets
Tangible fixed assets	3	177	264
Current assets
Stocks		3,500	4,500
Debtors	4	121,220	107,310
Cash at bank and in hand		488	12,413
		125,208	124,223
Creditors: Amounts falling due within one year	5	(149,354)	(70,247)
Net current (liabilities)/assets		(24,146)	53,976
Total assets less current liabilities		(23,969)	54,240
Creditors: Amounts falling due after more than one year	6	(274,704)	(354,617)
Net liabilities		(298,673)	(300,377)
Capital and reserves
Called up share capital	7	100	100
Profit and loss account	8	(298,773)	(300,477)
Shareholders' deficit		(298,673)	(300,377)

These accounts have been prepared in accordance with the provisions applicable to companies subject to the small companies regime and in accordance with the Financial Reporting Standard for Smaller Entities (effective 2008).

The notes form an integral part of these financial statements.

3

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

1 Accounting policies

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Going concern

The company made a net profit of £1704 during the year ended 31 December 2011 and, as of that date, the company's current liabilities exceeded its total assets by £23969 and it had net current liabilities of £24146.

The company is dependent upon the continued support of its creditors. On the basis that this support will continue the accounts have been drawn up on a going concern basis.

Turnover

Turnover represents amounts chargeable, net of value added tax, in respect of the sale of goods and services to customers.

Depreciation

Depreciation is provided on tangible fixed assets so as to write off the cost or valuation, less any estimated residual value, over their expected useful economic life as follows:

Asset class	Depreciation method and rate
Fixtures and fittings	20% straight line

Stock

Stock is valued at the lower of cost and net realisable value, after due regard for obsolete and slow moving stocks. Net realisable value is based on selling price less anticipated costs to completion and selling costs.

2 Operating profit/(loss)

Operating profit/(loss) is stated after charging:

	2011	2010
	£	£
Auditor's remuneration - The audit of the company's annual accounts	2,650	—
Depreciation of tangible fixed assets	87	265
Auditor's remuneration - Other services	3,000	—
4

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

3 Tangible fixed assets

	Fixtures and fittings	Total
	£	£
Cost or valuation
At 1 June 2010	4,033	4,033
Depreciation
At 1 June 2010	3,769	3,769
Charge for the year	87	87
At 31 May 2011	3,856	3,856
Net book value
At 31 May 2011	177	177
At 31 May 2010	264	264

4 Debtors

	2011	2010
	£	£
Trade debtors	28,648	12,590
Amounts owed by group undertakings and undertakings in which the company has a participating interest	—	1,800
Other debtors	92,572	92,920
	121,220	107,310

5 Creditors: Amounts falling due within one year

	2011	2010
	£	£
Trade creditors	8,085	12,372
Bank loans and overdrafts	11,216	1,383
Amounts owed to group undertakings and undertakings in which the company has a participating interest	60,221	—
Other taxes and social security	39,532	35,842
Other creditors	30,300	20,650
	149,354	70,247
5

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

6 Creditors: Amounts falling due after more than one year

	2011	2010
	£	£
Other creditors	274,704	354,617

7 Share capital

Allotted, called up and fully paid shares

	2011		2010
	No.	£	No.	£
Ordinary shares of £1 each	100	100	100	100

8 Reserves

	Profit and loss account £	Total £
At 1 June 2010	(300,477)	(300,477)
Profit for the year	1,704	1,704
At 31 May 2011	(298,773)	(298,773)

9 Commitments

Operating lease commitments

As at 31 May 2011 the company had annual commitments under non-cancellable operating leases as follows:

Operating leases which expire:

	2011	2010
	£	£
Other
Over five years	6,500	6,500
6

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

10 Related party transactions

The company has taken advantage of the exemption in FRS8 "Related Party Disclosures" from disclosing transactions with other members of the group.

11 Control

The company is controlled by Oxford City Youth Football Club Limited an incorporated charity that acts as the holding company.

7

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

3 Tangible fixed assets

	Fixtures and fittings	Total
	£	£
Cost or valuation
At 1 June 2010	4,033	4,033
Depreciation
At 1 June 2010	3,769	3,769
Charge for the year	87	87
At 31 May 2011	3,856	3,856
Net book value
At 31 May 2011	177	177
At 31 May 2010	264	264

4 Debtors

	2011	2010
	£	£
Trade debtors	28,648	12,590
Amounts owed by group undertakings and undertakings in which the company has a participating interest	—	1,800
Other debtors	92,572	92,920
	121,220	107,310

5 Creditors: Amounts falling due within one year

	2011	2010
	£	£
Trade creditors	8,085	12,372
Bank loans and overdrafts	11,216	1,383
Amounts owed to group undertakings and undertakings in which the company has a participating interest	60,221	—
Other taxes and social security	39,532	35,842
Other creditors	30,300	20,650
	149,354	70,247
8

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

6 Creditors: Amounts falling due after more than one year

	2011	2010
	£	£
Other creditors	274,704	354,617

7 Share capital

Allotted, called up and fully paid shares

	2011		2010
	No.	£	No.	£
Ordinary shares of £1 each	100	100	100	100

8 Reserves

	Profit and loss account £	Total £
At 1 June 2010	(300,477)	(300,477)
Profit for the year	1,704	1,704
At 31 May 2011	(298,773)	(298,773)

9 Commitments

Operating lease commitments

As at 31 May 2011 the company had annual commitments under non-cancellable operating leases as follows:

Operating leases which expire:

	2011	2010
	£	£
Other
Over five years	6,500	6,500
9

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

10 Related party transactions

The company has taken advantage of the exemption in FRS8 "Related Party Disclosures" from disclosing transactions with other members of the group.

11 Control

The company is controlled by Oxford City Youth Football Club Limited an incorporated charity that acts as the holding company.

10

Independent Auditor's Report to the Members of

Oxford City Football Club (Trading) Limited

We have audited the financial statements of Oxford City Football Club (Trading) Limited for the year ended 31 May 2012, set out on pages 6 to 11. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (Effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditor

As explained more fully in the Statement of Directors' Responsibilities (set out on page 3), the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s (APB’s) Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Directors' Report to identify material inconsistencies with the audited financial statements. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion on the financial statements

In our opinion the financial statements:

• give a true and fair view of the state of the company's affairs as at 31 May 2012 and of its loss for the year then ended;

• have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to smaller entities; and

• have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006

In our opinion the information given in the Directors' Report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

• adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

• the financial statements are not in agreement with the accounting records and returns; or

• certain disclosures of directors’ remuneration specified by law are not made; or

• we have not received all the information and explanations we require for our audit; or

• the directors were not entitled to prepare the financial statements and the Directors' Report in accordance with the small companies regime.

......................................

Graham Cole BA FCA (Senior Statutory Auditor)

For and on behalf of Wenn Townsend, Statutory Auditor

30 St Giles

Oxford

OX1 3LE

27 March 2013

11

Oxford City Football Club (Trading) Limited

Profit and Loss Account for the Year Ended 31 May 2012

		2012	2011
	Note	£	£
Turnover		248,630	194,235
Cost of sales		(52,059)	(54,865)
Gross profit		196,571	139,370
Administrative expenses		(259,132)	(210,468)
Other operating income		—	75,000
Operating (loss)/profit	2	(62,561)	3,902
Other interest receivable and similar income		12	1
Interest payable and similar charges		(5,429)	(2,199)
(Loss)/profit on ordinary activities before taxation		(67,978)	1,704
(Loss)/profit for the financial year	8	(67,978)	1,704

The notes form an integral part of these financial statements.

12

Oxford City Football Club (Trading) Limited

(Registration number: 03127905)

Balance Sheet at 31 May 2012

		2012	2011
	Note	£	£
Fixed assets
Tangible fixed assets	3	90	177
Current assets
Stocks		4,000	3,500
Debtors	4	65,743	121,220
Cash at bank and in hand		849	488
		70,592	125,208
Creditors: Amounts falling due within one year	5	(235,264)	(149,354)
Net current liabilities		(164,672)	(24,146)
Total assets less current liabilities		(164,582)	(23,969)
Creditors: Amounts falling due after more than one year	6	(202,069)	(274,704)
Net liabilities		(366,651)	(298,673)
Capital and reserves
Called up share capital	7	100	100
Profit and loss account	8	(366,751)	(298,773)
Shareholders' deficit		(366,651)	(298,673)

These accounts have been prepared in accordance with the provisions applicable to companies subject to the small companies regime and in accordance with the Financial Reporting Standard for Smaller Entities (effective 2008).

The notes form an integral part of these financial statements.

13

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

1 Accounting policies

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Going concern

The company made a net loss of £69,414 during the year ended 31 December 2012 and, as of that date, the company's current liabilities exceeded its total assets by £164,583 and it had net current liabilities of £235,266.

The company is dependent upon the continued support of its creditors. On the basis that this support will continue the accounts have been drawn up on a going concern basis.

Turnover

Turnover represents amounts chargeable, net of value added tax, in respect of the sale of goods and services to customers.

Depreciation

Depreciation is provided on tangible fixed assets so as to write off the cost or valuation, less any estimated residual value, over their useful economic life as follows:

Asset class	Depreciation method and rate
Fixtures and fittings	20% straight line

Stock

Stock is valued at the lower of cost and net realisable value, after due regard for obselete and slow-moving stocks. Net realisable value is based on selling price less anticipated costs to completion and selling costs.

2 Operating (loss)/profit

Operating (loss)/profit is stated after charging:

	2012	2011
	£	£
Auditor's remuneration - The audit of the company's annual accounts	2,600	2,650
Depreciation of tangible fixed assets	87	87

14

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

3 Tangible fixed assets

	Fixtures and fittings	Total
	£	£
Cost or valuation
At 1 June 2011	4,033	4,033
Depreciation
At 1 June 2011	3,856	3,856
Charge for the year	87	87
At 31 May 2012	3,943	3,943
Net book value
At 31 May 2012	90	90
At 31 May 2011	177	177

4 Debtors

	2012	2011
	£	£
Trade debtors	1,280	28,648
Other debtors	2,680	—
VAT Control account	61,278	90,852
Prepayments	505	1,720
	65,743	121,220

5 Creditors: Amounts falling due within one year

	2012	2011
	£	£
Trade creditors	17,711	8,085
Bank loans and overdrafts	5,286	11,216
Amounts owed to group undertakings and undertakings in which the company has a participating interest	181,681	60,221
Other taxes and social security	1,400	39,532
Other creditors	700	—
Other loans	22,836	13,500
Accruals	5,650	16,800
	235,264	149,354
15

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

6 Creditors: Amounts falling due after more than one year

	2012	2011
	£	£
Other loans	202,069	274,704

7 Share capital

Allotted, called up and fully paid shares

	2012		2011
	No.	£	No.	£
Ordinary shares of £1 each	100	100	100	100

8 Reserves

	Profit and loss account	Total
	£	£
At 1 June 2011	(298,773)	(298,773)
Loss for the year	(67,978)	(67,978)
At 31 May 2012	(366,751)	(366,751)

9 Commitments

Operating lease commitments

As at 31 May 2012 the company had annual commitments under non-cancellable operating leases as follows:

Operating leases which expire:

	2012	2011
	£	£
Over five years	6,500	6,500
16

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

10 Related party transactions

Other related party transactions

During the year the company made the following related party transactions:

Colin Taylor

(Director)

Interest-free loans made to the company. At the balance sheet date the amount due to Colin Taylor was £164,767 (2011 - £122,367).

The company has taken advantage of the exemption in FRS8 "Related Party Disclosures" from disclosing transactions with other members of the group.

11 Control

The company is controlled by Oxford City Youth Football Club Limited an incorporated charity that acts as the holding company. Group accounts can be obtained at 8 Trinity Close, Abingdon, Oxon OX14 2QE.

17